SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)   March 30, 1995
                                                           --------------
                            As Amended April 7, 1995

                         STORAGE TECHNOLOGY CORPORATION

             (Exact Name of Registrant As Specified In Its Charter)


           Delaware                1-7534                   84-0593263
    ---------------------    ------------------        -------------------
       (State or other          (Commission               (IRS Employer
       Jurisdiction of          File Number)           Identification No.)
        Incorporation)



           2270 South 88th Street, Louisville, Colorado 80028-4309
          ---------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code  (303) 673-5151
                                                         --------------

                               Not applicable
          -----------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



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Item 7.   Financial Statements and Exhibits
          ---------------------------------

          The following financial statements, pro forma financial information and exhibits are filed as a part of this report:

          (a)  Financial statements of businesses acquired.

                    Not applicable

          (b)  Pro forma financial information.

                    Not applicable

          (c)  Exhibits.

                    16.0. Letter dated April 5, 1995, addressed to the Securities and Exchange Commission from Ernst & Young LLP regarding change in independent accountants for Network Systems Corporation.

















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                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Storage Technology Corporation


                                  By:   /s/ MARK D. MCGREGOR
                                       ----------------------------
                                           Mark D. McGregor
                                      Corporate Vice President,
                                   Treasurer and Interim Controller

Date:  April 7, 1995














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